UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	November 15, 2007

Inverness Medical Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16789	04-3565120

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of principal executive offices)

Registrant’s telephone number, including area code:	(781) 647-3900

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On November 15, 2007, Inverness Medical Innovations, Inc. and certain of its subsidiaries entered into an amendment (the “Amendment”) to its First Lien Credit Agreement with certain lenders, General Electric Capital Corporation as administrative agent and collateral agent, and certain other agents and arrangers. The Amendment increases the total amount of the credit available to Inverness under the First Lien Credit Agreement to $1,125,000,000 (from the existing $1,050,000,000 credit facility under the First Lien Credit Agreement), consisting of term loans in the aggregate amount of $975,000,000 (increased from $900,000,000 under the First Lien Credit Agreement prior to the Amendment) (the “First Lien Term Loans”) and, subject to our continued compliance with the First Lien Credit Agreement, a $150,000,000 revolving line of credit; the revolving line of credit continues to include a sublimit for the issuance of letters of credit. On November 15, 2007, a subsidiary of Inverness borrowed $75,000,000 of the term loan and drew an additional $30,000,000 of the revolving line of credit. Our aggregate current indebtedness under the amended First Lien Credit Agreement (including the aggregate amount of $105,000,000 borrowed on November 15, 2007) is approximately $1,043,750,000.
Under the terms of the amended First Lien Credit Agreement, Inverness must repay the First Lien Term Loans as follows: (a) in two initial installments in the amount of $2,250,000 each on September 30, 2007 (which installment payment has been made) and December 31, 2007, (b) in twenty-five consecutive quarterly installments, beginning on March 31, 2008 and continuing through March 31, 2014, in the amount of $2,437,500 each and (c) in a final installment on June 26, 2014 in an amount equal to the then outstanding principal balance of the First Lien Term Loans.
All other terms of the First Lien Credit Agreement remain substantially the same. We refer you to the description of the First Lien Credit Agreement in Inverness’ Current Report on Form 8-K, event date June 26, 2007, filed on June 29, 2007, and incorporate such description herein by reference.
Copies of the First Lien Credit Agreement and the Amendment are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.
Inverness’ Second Lien Credit Agreement, which provides for term loans in the aggregate amount of $250,000,000 and is to be repaid on June 26, 2015, remains unchanged. Our aggregate current indebtedness under the Second Lien Credit Agreement is approximately $250,000,000.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1	$1,050,000,000 First Lien Credit Agreement dated as of June 26, 2007 among IM US HOLDINGS, LLC, as Borrower, Inverness Medical Innovations, Inc., as a Guarantor, The Lenders And L/C Issuers Party Hereto General Electric Capital Corporation, as Administrative Agent, Citizens Bank Of Massachusetts, Fifth Third Bank And Merrill Lynch Capital, a division of Merrill Lynch business Financial Services, Inc. as Co-Documentation Agents and UBS Securities LLC, as Joint Lead Arranger and Syndication Agent (incorporated by reference to Exhibit 10.1 to Inverness’ Current Report on Form 8-K, event date June 26, 2007, filed on June 29, 2007).

10.2*	First Amendment to First Lien Credit Agreement dated as of November 15, 2007 among IM US Holdings, LLC, as Borrower, Inverness Medical Innovations, Inc., as a Guarantor, the Lenders signatory hereto and General Electric Capital Corporation, as collateral agent and administrative agent for the Lenders.
*	filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
BY:	/s/ Jay McNamara
Jay McNamara
Senior Counsel — Corporate & Finance

Dated: November 20, 2007

EXHIBIT INDEX

Exhibit Number	Description

10.1	$1,050,000,000 First Lien Credit Agreement dated as of June 26, 2007 among IM US HOLDINGS, LLC, as Borrower, Inverness Medical Innovations, Inc., as a Guarantor, The Lenders And L/C Issuers Party Hereto General Electric Capital Corporation, as Administrative Agent, Citizens Bank Of Massachusetts, Fifth Third Bank And Merrill Lynch Capital, a division of Merrill Lynch business Financial Services, Inc. as Co-Documentation Agents and UBS Securities LLC, as Joint Lead Arranger and Syndication Agent (incorporated by reference to Exhibit 10.1 to Inverness’ Current Report on Form 8-K, event date June 26, 2007, filed on June 29, 2007).

10.2*	First Amendment to First Lien Credit Agreement dated as of November 15, 2007 among IM US Holdings, LLC, as Borrower, Inverness Medical Innovations, Inc., as a Guarantor, the Lenders signatory hereto and General Electric Capital Corporation, as collateral agent and administrative agent for the Lenders.
*	filed herewith